SUPPLEMENT DATED FEBRUARY 29, 2008

TO

PROSPECTUSES DATED MAY 1, 2007
FOR FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE AND
FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

This supplement replaces the supplement dated December 10, 2007.

On or about May 1, 2008, the above-captioned prospectuses are amended to add a new investment option.

The following new investment option will be added to the above-captioned prospectuses on or about May 1, 2008. As a result, the list of the available investment options appearing on the cover page of each prospectus is supplemented by the addition of the following investment option and corresponding investment management disclosure:

Short-Term Bond Funds
SCSM Goldman Sachs Short Duration Fund

Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.